UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         April 26, 2005 (April 22, 2005)
                         -------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    0-23340                   51-0332317
       --------                    -------                   ----------
    (State or other              (Commission                (IRS Employer
      jurisdiction               File Number)           Identification Number)
    of incorporation


 105 Westpark Drive, Suite 200, Brentwood, Tennessee             37027
 ---------------------------------------------------             -----
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

              On April 22, 2005, America Service Group Inc. (the "Company") entered into a consulting agreement with healthprojects, LLC ("healthprojects"), a company that is 100% owned by Richard D. Wright, the former Vice Chairman of Operations of the Company and a member of the Company's Board of Directors. Under the consulting agreement, healthprojects will assist the Company in the development and implementation of a public relations and communications strategy. The Company will pay healthprojects on an hourly basis for consulting services rendered.


Item 2.02.    Results of Operations and Financial Condition.

              On April 26 2005, the Company issued a press release commenting on the financial and operating results it expects to report for the first quarter ended March 31, 2005. A copy of the Company's press release is attached as
Exhibit 99.2 to this current report on Form 8-K.

              This information furnished pursuant to this Item 2.02 and Exhibit
99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 9.01.    Financial Statements and Exhibits.

              (c)     Exhibits.

                      99.1     Consulting Agreement with healthprojects, LLC,
                                dated April 22, 2005.
                      99.2     Press Release dated April 26, 2005.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICA SERVICE GROUP INC.



Date:  April 26, 2005               By:  /s/ Michael Taylor
                                         ---------------------------------------
                                         Michael Taylor
                                         Senior Vice President and Chief
                                          Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
-------    -----------------------
  99.1     Consulting Agreement with healthprojects, LLC, dated April 22, 2005.
  99.2     Press release dated February 7, 2005.